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                                  SCHEDULE 14A


                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement        [  ] Confidential, for Use of the
[   ]    Definitive Proxy Statement              Commission Only (as permitted
[   ]    Definitive Additional Materials         by Rule 14a-6(e)(2))
[   ]    Soliciting Material Pursuant
         to Rule 14a-11(c) or Rule 14a-12

                             driversshield.com Corp.
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                (Name of Registrant as Specified in Its Charter)


            --------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

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    2. Aggregate number of securities to which transaction applies:

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    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

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    5. Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1. Amount Previously Paid:

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    2. Form, Schedule or Registration Statement No.:

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    3. Filing Party:

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    4. Date Filed:

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                             DRIVERSSHIELD.COM CORP.
                              51 East Bethpage Road
                            Plainview, New York 11803

                                  -----------

                  NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 7, 2001

To the Shareholders of First Priority Group, Inc.:

         NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Meeting") of First Priority Group, Inc. (the "Company") will be held at Danfords on the Sound, 25 East Broadway, Port Jefferson, New York 11777 at 11:00 A.M., local time, on March 7, 2001 to consider and act upon the following matters:

         (1) The approval of a reverse stock split of the Company's common stock and the amendment to the Company's Certificate of Incorporation.

         (2) The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         The enclosed form of proxy has been prepared at the direction of the Board of Directors of the Company and is sent to you at its request. The persons named in said proxy have been designated by the Board of Directors.

         Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

IF YOU DO NOT EXPECT TO BE PRESENT PERSONALLY AT THE MEETING AND YOU WISH YOUR SHARES TO BE VOTED AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY BY MAIL IN THE POSTAGE-PAID ENVELOPE SENT TO YOU HEREWITH FOR THAT PURPOSE. IF YOU LATER FIND THAT YOU CAN BE PRESENT AT THE MEETING OR FOR ANY OTHER REASON DESIRE TO REVOKE OR CHANGE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

         The Board of Directors has fixed the close of business on February 5, 2001 as the time when shareholders entitled to notice of and to vote at the Meeting shall be determined and all persons who are holders of record of the Company's Common Stock at such time, and no others, shall be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. Holders of a majority of the outstanding shares of the Company's Common Stock must be present in person or by proxy in order for the Meeting to be held.

                                          By Order of the Board of Directors,

                                          Barry Siegel
                                          Chairman of the Board, Secretary and
                                          Chief Executive Officer

Plainview, New York
February 15, 2001
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PROXY                                                                    PROXY

                             DRIVERSSHIELD.COM CORP.
           This Proxy is solicited on behalf of the Board of Directors
            PROXY for Special Meeting of Shareholders - March 7, 2001

The undersigned shareholder of common stock of DRIVERSSHIELD.COM CORP. hereby constitutes and appoints Barry Siegel and Barry J. Spiegel, each of them, as proxies for the undersigned, each with full power of substitution, to vote and otherwise represent all of the shares of the undersigned of the Special Meeting of Shareholders of the Company to be held at the Danfords on the Sound, 25 East Broadway, Port Jefferson, New York 11777, 11:00 A.M., local time, and at any adjournments or postponements thereof, as if the undersigned were present and voting the shares, in the following manner:

     (1) The approval of a reverse stock split of the Company's common stock and the amendment to the Company's Certificate of Incorporation.

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     (2)  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and the Proxy Statement and hereby revokes any proxy or proxies previously given.

                                         Dated:                        , 2001
                                               ------------------------


                                         ------------------------------------
                                                       Signature

                                         ------------------------------------
                                                       Signature

Please date and sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee, or guardian, please indicate the capacity in which your are acting. Proxies executed by corporations should be signed in the corporation's full name by a duly authorized officer. Proxies executed by partnerships should be signed in the partnership name by an authorized person. If shares are held jointly, each shareholder named should sign.

         PLEASE MARK, SIGN AND DATE THIS PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.
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                           First Priority Group, Inc.
                              51 East Bethpage Road
                            Plainview, New York 11803


                                 Proxy Statement

         This Proxy Statement, expected to be mailed on or about February 15, 2001, is furnished in connection with the Special Meeting of Shareholders to be held on March 7, 2001 at 11:00 A.M., at Danfords on the Sound, 25 East Broadway, Port Jefferson, New York 11777, and at any adjournment thereof, for the purposes set forth in the Notice of Special Meeting.

         Only the holders of the Company's common stock of record at the close of business on February 5, 2001 will be entitled to notice of and to vote at the Special Meeting. As of February 5, 2001, there were outstanding 10,317,869 shares of the Company's common stock. Each share of common stock is entitled to one (1) vote on each matter to be voted on, and a majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business.

         Each of the matters to be voted on at the Special Meeting requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's common stock represented and voting at the meeting.

         The Board of Directors recommends a vote FOR the Proposal discussed in this Definitive Proxy Statement.

                                   PROPOSAL 1

                     APPROVAL OF THE PROPOSED REVERSE SPLIT

We have received notification from The Nasdaq Stock Market, Inc. that the Company's common stock has failed to maintain a minimum bid price of at least $1.00 for 30 consecutive trading days as required by the Nasdaq Marketplace Rules. Therefore, in accordance with the Nasdaq Marketplace Rules, we will be provided 90 days, or until March 27, 2001 to regain compliance. If at any time before March 27, 2001, the bid price of the Company's stock is at least $1.00 for a minimum of 10 consecutive trading days, Nasdaq staff will determine if the Company complies with the rules. However, if the Company is unable to demonstrate compliance with the rules on or before March 27, 2001, the Nasdaq staff will provide the Company with written notification pursuant to the Nasdaq Marketplace Rules that the Nasdaq staff has determined to delist its common stock. At that time the Company may request a review of the Nasdaq staff's determination pursuant to the Marketplace Rules.

The Company's management and the Board of Directors have determined that it is in our best interest for the Company's common stock to trade and remain listed on the Nasdaq SmallCap Market. Therefore, the Board of Directors has approved a reverse split of the Company's common stock so that the minimum closing bid price of the common stock will equal $1.00 or more for ten consecutive trading days. The Board of Directors cannot determine at the time of printing this Definitive Proxy Statement, the exact reverse split ratio that may be required to satisfy the minimum closing bid price requirement of Nasdaq. Therefore, you are requested to approve a resolution authorizing the management of the Company to use its discretion, following approval of this resolution by the shareholders, to determine the ratio that will best insure compliance with the Nasdaq minimum closing bid price rule. For example, should the common stock of the Company be trading at $.75 per share following approval of this shareholder resolution, the management of the Company may decide to split the stock at a one
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for three ratio. Following the approval of this resolution by shareholders, an amendment to the Company's Certificate of Incorporation must be filed with the Secretary State of New York, in order to effectuate the reverse split.

The Board of Directors hereby presents to you the following resolution for your consideration and approval:

         RESOLVED, the shareholders of driversshield.com Corp. hereby approve a reverse split of the Company's common stock and authorize the management of the Company to use its discretion, following approval of this resolution by the shareholders, to determine the ratio that will best insure compliance with the Nasdaq minimum closing bid price rule of $1.00 or more and continued listing on the Nasdaq SmallCap Market. Additionally, the shareholders of the Company hereby authorize the officers of the Company to file an amendment to the Company's Certificate of Incorporation with the Secretary of State of New York to effectuate this reverse split.


                                                 Barry Siegel
                                                 Chairman of the Board,
                                                 Treasurer, Secretary and
                                                 Chief Executive Officer

driversshield.com Corp.
51 East Bethpage Road
Plainview, New York 11803
February 15, 2001